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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): January 22, 1999



                         LITHIUM TECHNOLOGY CORPORATION
        (Exact Name of Small Business Issuer as Specified in Its Charter)




        Delaware                          1-10446           13-3411148
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  State or Other Jurisdiction           Commission         IRS Employer
of Incorporation or Organization        File Number      Identification No.


5115 Campus Drive, Plymouth Meeting, PA               19462
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Address of Principal Executive Offices               Zip Code




       Registrant's telephone number, including area code: (610) 940-6090
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           -----------------------------------------------------------
           Former name or former address, if changed since last report




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         Item 1.  Change In Control of Registrant.

         On January 22, 1999, Lithium Link, LLC ("Lithium Link") converted all $5.5 million of the principal of the seven Senior Secured Convertible Term Notes (the "Term Notes") issued to Lithium Link by Lithium Technology Corporation ("Company") and all unpaid and accrued interest then due under the Term Notes into shares of the Company's common stock. The conversion of all principal and such interest by Lithium Link may be deemed to constitute a change in control of the Company. The Company issued 20,205,504 shares of the Company's common stock as payment in full for the outstanding principal and accrued interest under the Term Notes.

         As of January 22, 1999, approximately 43,257,689 shares of the Company's common stock, excluding shares underlying outstanding warrants and options, were issued and outstanding of which approximately 50.5% is now owned by Lithium Link comprised of the 20,205,504 share referral to above and 1,669,634 shares of the Company's common stock issued in December, 1998 in payment of accrued interest. Such shares are beneficially owned by the approximately 55 members of Lithium Link and it is the Company's understanding that Lithium Link intends to distribute all such shares to its members. To the Company's knowledge, Lithium Link obtained the $5.5 million principal from its members in order the fund the purchase of the Term Notes in September, 1997. A summary of the underlying transaction is incorporated by reference to the Company's Form 8-K, filed with the United States Securities and Exchange Commission on September 29, 1997.

         To the Company's knowledge, Lithium Link did not obtain any loans or make any pledges in order to acquire a controlling interest in the Company. There were no arrangements or understandings between the Company and Lithium Link with respect to the election of directors other than the contractual right of Lithium Link to designate one individual for election to the Company's Board of Directors.

         This description of the transaction is qualified by reference to the exhibits attached to the Company's Form 8-K, filed with the United States Securities and Exchange Commission on September 29, 1997.

Exhibits:

None.




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            LITHIUM TECHNOLOGY CORPORATION


                                            By: /s/ David J. Cade
                                                -----------------------------
                                                David J. Cade
                                                President and Chief Operating
                                                Officer



Date:    February 5, 1999





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